iShares®

iShares Trust

Supplement dated December 4, 2009

to the Prospectus and Statement of Additional Information (“SAI”) for the

iShares S&P Latin America 40 Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Fund’s Prospectus and SAI as supplemented.

A special meeting (the “Special Meeting”) of shareholders of record of the Fund as of August 25, 2009 (the “Record Date”) was originally called on November 4, 2009, and was adjourned until November 19, 2009. At the Special Meeting, shareholders of the Fund as of the Record Date approved, among other items, a change in the classification of the Fund’s investment objective from a fundamental to non-fundamental investment policy. Accordingly, the Fund’s investment objective may, in the future, be changed without shareholder approval. Any reference to the contrary in the Fund’s Prospectus or SAI is hereby deleted.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.

IS-A-ILF-1209

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